SHARE EXCHANGE AGREEMENT

     This SHARE EXCHANGE AGREEMENT is made and entered into as of this ___ day of March, 1998, between HARVEST RESTAURANT GROUP, INC., a Texas corporation ("Harvest"), and SPORTS GROUP INTERNATIONAL, INC., a Delaware corporation ("Sports").

                                    RECITALS

     WHEREAS, the parties, together with Surf City Acquisition Corporation II, an Arizona corporation ("Surf City"), executed an Agreement in Principle wherein the basic terms of the transactions described herein were agreed to and reduced to writing, subject to further negotiations;

     WHEREAS, Sports has approximately 13,500,000 issued and outstanding shares of Common Stock and a liability of approximately $4,500,000, (the "Peterson Note"), which is convertible, at the Peterson Note holder's option, into Sports stock;

     WHEREAS, Kootenay Holdings, L.L.C. ("Kootenay") owns all of the issued and outstanding shares of Surf City;

     WHEREAS, the intended result of this Agreement and the Kootenay/Harvest Share Exchange Agreement of even date hereof, taken together, is for Harvest to own all outstanding shares of Sports and Surf City and for Harvest's shares of Common Stock to be allocated as follows upon the Effective Date:

           4,089,500         To Harvest's shareholders
           4,000,000         To Sports shareholders
             542,045         To Sports debt holders
           9,290,545         To Kootenay
          17,922,090         Total issued shares of Harvest Common Stock on the
                                Effective Date

     WHEREAS, it is understood and agreed that Harvest's outstanding shares of Common Stock shall be determined as of the Effective Date and that, to the extent Harvest Common Stock on the Effective Date is proportionally greater or lesser than 4,129,130 shares, then the shares of Harvest Common Stock to be issued to Sports shareholders and to Kootenay as set forth above shall be adjusted pro rata in the same proportion;

     WHEREAS, it is intended that the Peterson Note shall be exchanged for a single indivisible share of Peterson Preferred class of Harvest stock. Peterson Preferred Stock shall accrue dividends at the Wall Street Journal's National Prime Rate upon the first business day of each year upon a principal sum of $4,500,000, the dividend being payable by January 31 of each succeeding year. Peterson Preferred shall have preferred rights against all assets of Sports, and shall have default rights in the event of failure to timely pay such dividends which shall permit the holder to demand immediate redemption of the full amount of $4,500,000 and all past-due dividends. Peterson Preferred may, at its holder's option, convert to 1,600,000 shares of Harvest Common Stock after two years from the Effective Date, in which event Kootenay shall receive an additional 1,000,000 shares of Harvest Common Stock. Peterson Preferred is a non-voting share, does not vote as a class, and does not participate in Harvest's dividends, or profits other than as is expressly set forth herein;



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     WHEREAS,  it is the  intention of the parties  hereto that (a) the transfer and allocation of economic benefits and burdens described in this Agreement shall for all purposes shall be deemed as having been transferred and allocated as of the Effective Date and (b) if the execution of the Agreement, the
obtaining  of  certain  regulatory  consents,   the  actual  exchange  of  share
certificates and other documents should occur subsequent to the Effective Date, then each of the before- referenced events shall be deemed conditions subject to an executed contract and shall in no fashion be considered as deferrals of the effective exchange of stock which occurred, for all purposes, as of the Effective Date; and

     WHEREAS, the parties intend this transaction to qualify as a "tax free re-organization" within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and that Sports become a subsidiary of Harvest.

                                   ARTICLE I.
                             CLOSING CONTINGENT UPON
                      CLOSING OF CONTEMPLATED TRANSACTIONS

     1.01 Share Exchange. The obligation of the parties to this Agreement to close this transaction is contingent upon the closing of certain other transactions listed below and defined collectively as the "Contemplated Transactions." Each of the parties to each of the Contemplated Transactions shall use their best efforts to fulfill their obligations to close all of the Contemplated Transactions. If any of the Contemplated Transactions do not close, parties who are not in breach or default of their own obligations under this Agreement shall not be required to close their respective transactions which are part of the Contemplated Transactions and will not be in default of their obligations for not closing the same.

     1.02 Contemplated Transactions. This Agreement contemplates that the following multiple transactions (collectively, the "Contemplated Transactions") shall be closed before or concurrently with the Closing of this transaction.

          1.02.1 Kootenay/Harvest Share Exchange Agreement. The Kootenay/Harvest Share Exchange Agreement executed between the parties of even date hereof shall be closed before or concurrently with the closing of the transaction described in this Agreement.

          1.02.2 Financing. A $4,000,000 financing arrangement shall have been obtained on or before Closing and is to be used, in part, as follows:

               (a)  $500,000 to partially redeem all Harvest Preferred B Stock;



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               (b)  $1,000,000 to Kootenay;

               (c) $1,000,000 loan to Kootenay, which shall be evidenced by a promissory note and secured by stock of Surf City;

               (d)  $250,000 payable to the Bank of L.A. for corporate purposes;

               (e) $500,00 payable to Sports for corporate purposes; $500,000 paid to Surf City for corporate purposes; and

               (f)  $750,000  payable to Harvest  accounts  dedicated to Harvest
                    Food  Court/Red  Line  project;   and  the  remainder  being
                    retained by Harvest for corporate purposes.

          1.02.3 Voting Agreement. Harvest, Sports, and Surf City shall have executed the Voting Agreement attached hereto as Exhibit "A" simultaneously with the execution of this Agreement. The Voting Agreement provides for the election of a new Harvest Board of Directors at a Shareholder Meeting to be held promptly after Closing of this transaction the following to be the new Directors: Kevin Blackwell, Kathy Blackwell, David Guarino, Ernest (KiKi) Vandewaehe III, Dean Miller, Clyde Drexler, Bill Gallagher, and Robert Schwartz. It is agreed and understood that election of these Directors is subject to closing of the transaction described in this Agreement.

          1.02.4 Employment Agreements. Dean Miller, William Gallagher, Kevin Blackwell, David Guarino, Kathy Blackwell, and Ernest (KiKi) Vandewaehe III shall have executed the agreements with Harvest which are attached hereto as Exhibits B-1, B-2, B-3, B-4, and B-5. The Miller and Gallagher agreements will be consulting agreements at $10,000 per month plus approved expenses. The Blackwell and Guarino agreements shall be employment contracts paying an annual amount of $200,000. The Vandewaehe III Agreement will be a consulting Agreement paying an annual amount of $70,000. Each of these employment agreements will extend four years from the Effective Date.

          1.02.5 Peterson Preferred. The holders of the Sports Peterson Preferred Note have executed the Peterson Preferred Agreement attached hereto as Exhibit C. The Peterson Preferred Agreement will exchange the Peterson Note for a single indivisible share of Peterson Preferred Class of Harvest Stock. Peterson Preferred Stock shall accrue dividends at the Wall Street Journal's national prime rate on the first business day of each year upon the amount of $4,500,000, the dividend being payable by January 1, of each succeeding year. Peterson Preferred shall have preferred rights against all assets of Sports, and if Harvest shall fail to timely pay such dividends, the holder shall have the right to demand immediate redemption of the full amount of $4,500,000 and all past-due dividends. Peterson Preferred may, at its holder's option, convert to 1,600,000 shares of Harvest Common Stock after two years from the Effective Date, in which event Kootenay shall receive an additional 1,000,000 shares of Harvest Common Stock. Peterson Preferred is a non-voting share, does not vote as a class, and does not participate in Harvest's dividends, or profits other than as is expressly set forth herein.



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          1.02.6 Harvest  Preferred B Agreement.  The Harvest Series B Preferred
Stock amendments shall be entered into before Closing.

          1.02.7 Guarantee. Harvest will guarantee the guarantors of Sports $500,000 note to the Bank of L.A. that the note will be paid.

                             II. FEASIBILITY PERIOD

     2.01 Feasibility Study. Each party is granted the right to conduct a feasibility study of all of the existing and contingent assets and liabilities of the other party including a physical inspection of all leases, improvements, fixtures, mechanical equipment, personnel property, and other tangible and intangible assets ("Feasibility Study"). Each party shall have until March 30, 1998 ("Feasibility Period"). During the Feasibility Period, either party, or their designated agents, may enter upon the leased or owned premises of the other party for such analyses, tests, and inspections which may be deemed necessary by either party. If either party determines, in their sole reasonable judgment, that the transaction is not desirable for any reason, then that party may, on written notice to the other party, on or before expiration of the Feasibility Period, terminate this Agreement without penalty or being in default of their obligations. If the written notice is not given to the other party on or before 5:00 p.m. Central Standard Time on the expiration date of the Feasibility Period, this right to terminate shall be deemed to have been waived by the party failing to give the notice.

     2.02 Documents to be Delivered. Each party shall deliver to the other party copies of the following within five business days from the date of this Agreement. Failure to deliver any of the listed documents is an independent reason for the other party to rightfully terminate this Agreement. If any one or more of the items described in Section 2.02 do not exist, the disclosing party shall advise the receiving party, in writing, to that effect.

          2.02.1 Financial Statements. Copies of financial statements as set forth in Sections 5.01.20 and 7.01.20. This includes monthly sales reports for the period commencing January 1, 1998, through the calendar month immediately proceeding the date of submittal of the same.

          2.02.2 Asset List. A detailed inventory of all equipment, furnishings, fixtures, and inventories.

          2.02.3 Leases. All leases of real or personal property and any documents pertaining to such leases in the disclosing parties' possession.



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          2.02.4  Contracts.  Copies of all contracts and warranties and related documents including service, maintenance, management, employment, or other agreements, including loan agreements which affect the disclosing party or its assets. If such exist, all documents, notices, or citations indicating a default or breach by the disclosing party of any contract in which the disclosing party is a party.

          2.02.5 Certificates. Certificates of all fire, hazard, liability, and other insurance policies maintained by the disclosing party.

          2.02.6 Taxes. The most recent real estate and personal property tax statements regarding the disclosing party's property along with the disclosing party's federal income tax returns for the last two years and proof of payment of all sales and payroll taxes.

          2.02.7 Litigation. If such exists, all notices, citations, or other documents evidencing actions, suits or proceedings pending or threatened or asserted against the disclosing party, at law or in equity, before any state, federal, county, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, whether domestic or foreign.

          2.02.8 Violations. If such exists, all documents, notices, or citations indicating a violation by the disclosing party of zoning, building, fire, or similar law, ordinance, code, order, regulation or restriction claimed by any applicable governmental authority.

          2.02.9    Organizational    Documents.    All   currently    effective
organizational documents and other records of the disclosing party including, without limitation, articles, by laws, directors, minutes, and stock ledger.

                                  ARTICLE III.
                               THE SHARE EXCHANGE

     3.01. Closing.

          3.01.1 Time and Place of Closing. Subject to the provisions of Articles V and VII, the Closing of the transaction contemplated hereby ("Closing") shall take place at the offices of Titus, Brueckner & Berny, P.C., 7373 N. Scottsdale Road, Suite B-252, Scottsdale, Arizona 85253 at 10:00 a.m., local time, on the Effective Date, or at such other place, date, or time, as the parties may mutually agree upon writing for the Closing to take place.

          3.01.2 Actions of Harvest at Closing. At the Closing, Harvest shall deliver Sports the following:




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               3.01.2.1  Resignations.  Harvest  shall  deliver  to  Sports  the written and executed resignations of such directors of Harvest and such executed employment agreements, dated as of the Effective Date, as called for in this Agreement.

               3.01.2.2 Certificate of Harvest.  Harvest shall deliver to Sports a certificate, which shall be dated as of Closing and which shall be signed by Harvest's Chief Executive Officer certifying (i) the authority of Harvest to enter into and consummate the transactions contemplated by this Agreement; (ii) the authority of the officers of Harvest to execute and deliver any document contemplated by this Agreement on behalf of Harvest; (iii) that the representations and warranties of Harvest obtained herein were correct and true when made and are correct and true as of the date of Closing (except to the extent that any representation or warranty of Harvest specifically relates to an earlier date); and (iv) that each and every covenant and agreement of Harvest contained in the Agreement to be performed by Harvest on or prior to Closing has been performed by Harvest. Kootenay and Surf City may rely upon the certificate as if it were delivered to them directly.

               3.01.2.3 Corporation Resolutions. Harvest shall deliver to Sports certified copies of the resolutions of the Board of Directors of Harvest authorizing the execution, delivery, and performance of this Agreement and the transactions contemplated herein.

          3.01.2. Actions of Sports at Closing. At the Closing, Sports shall deliver to Harvest the following:

               3.01.2.1 Resignations. Sports shall deliver to Harvest the written and executed resignations of such directors of Sports and such executed employment agreements, dated as of the Effective Date, as called for in this Agreement.

               3.01.2.2 Certificate of Sports. Sports shall deliver to Harvest a certificate, which shall be dated as of Closing and which shall be signed by Sports' Chief Executive Officer certifying (i) the authority of Sports to enter into and consummate the transactions contemplated by this Agreement; (ii) the authority of the officers of Sports to execute and deliver any document contemplated by this Agreement on behalf of Sports; (iii) that the representations and warranties of Sports obtained herein were correct and true when made and are correct and true as of the date of Closing (except to the extent that any representation or warranty of Sports specifically relates to an earlier date); and (iv) that each and every covenant and agreement of Sports contained in the Agreement to be performed by Sports on or prior to Closing has been performed by Sports. Kootenay and Surf City may rely upon the certificate as if it were delivered to them directly.

               3.01.2.3 Corporation Resolutions. Sports shall deliver to Harvest certified copies of the resolutions of the Board of Directors of Sports and the shareholder approval of Sports authorizing the execution, delivery, and performance of this Agreement and the transactions contemplated herein.



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




          3.02.3 Effective Date. The date on which the Exchange of Shares occurs and becomes effective is hereinafter called the "Effective Date." The Effective Date shall be March 31, 1998, except and unless there is a delay in the filing of Articles of Share Exchange with any state Secretary of State which is needed for the exchange of shares to lawfully occur, in which event the Effective Date shall be the earliest date after March 31, 1998, that is lawful for the exchange of shares to occur. The parties shall cause all such documents and instruments to be filed with the appropriate state Secretaries of State as promptly as practicable upon satisfaction of the conditions described herein.

                                   ARTICLE IV.
                      EXCHANGE OF SHARES AND OTHER MATTERS

     4.01. Exchange of Shares. Upon the Effective Date, by virtue of this Agreement, each of the following shall be deemed to occur contemporaneously:

          4.01.1 Exchange of Sports Common Stock. All issued and outstanding shares of Sports Common Stock shall be exchanged for a total of 4,000,000 fully paid and non-assessable shares of Harvest Common Stock in accordance with the provisions of Section 4.02, which shall be allocated equally among all issued and outstanding shares of Sports Common Stock. An exception is that, if more or less than 4,089,500 issued shares of Harvest Common Stock are issued on the Effective Date, then the Harvest Common Stock shares received by holders of Sports shares in exchange for each Sports share shall be increased or decreased by the same pro rata proportion as Harvest's Common Stock at Effective Date is greater or lesser than 4,089,500 shares.

          4.01.2 Exchange of Peterson Note. The Peterson Note, valued in an amount of approximately $4,500,000 shall be exchanged for a single individual share of Peterson Preferred Class of Harvest Stock. The Peterson Preferred Agreement will exchange the Peterson Note for a single indivisible share of Peterson Preferred Class of Harvest Stock.

          4.01.3 Exchange of Sports Debt. The Sports debt shall be exchanged for a total of 542,045 fully-paid and non-assessable shares of Harvest Common Stock in accordance with the provisions of Section 4.02. An exception is that, if more or less than 4,089,500 issued shares of Harvest Common Stock are issued on the Effective Date, then the Harvest Common Stock shares received by holders of Sports debt shall be increased or decreased by the same pro rata proportion as Harvest's Common Stock at Effective Date is greater or lesser than 4,089,500 shares.

          4.01.4 Total Harvest Shares Exchanged. The shares of Harvest Common Stock to be issued pursuant to this Section shall total 4,542,045 shares adjusted as set forth herein; provided, however, that no such exchange and conversion shall be made with respect to any shares of Sports Stock held by stockholders who have properly exercised and perfected their appraisal rights ("Dissenting Shares").



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     4.02 Exchange Procedure.

          4.02.1 Sports Common Stock. Following the Effective Date, the holder of each share of Sports Common Stock exchanged pursuant to Section 4.01 shall surrender to the Secretary of Harvest (or to any agent designated for such purpose by the President of Harvest) his outstanding certificate which prior thereto represented Sports Common Stock, and shall upon such surrender receive in substitution and exchange therefor a certificate representing the number of shares of Harvest Common Stock into which such Sports Common Stock shall have been converted. Until so surrendered and exchanged, each outstanding certificate which, prior to the Effective Date, represented Sports Common Stock shall, following the Effective Date, be deemed for all purposes to evidence ownership of the number of shares of Harvest Common Stock into which such shares of Sports Common Stock have been converted.

          4.02.2 Sports Preferred Stock. Following the Effective Date, the holder of each share of Sports Preferred Stock exchanged pursuant to Section
4.01 shall surrender to the Secretary of Harvest (or to any agent designated for such purpose by the President of Harvest) his outstanding certificate which prior thereto represented Sports Preferred Stock, and shall upon such surrender receive in substitution and exchange therefor a certificate representing the number of shares of Harvest Preferred Stock into which such Sports Preferred Stock shall have been converted. Until so surrendered and exchanged, each outstanding certificate which, prior to the Effective Date, represented Sports Preferred Stock shall, following the Effective Date, be deemed for all purposes to evidence ownership of the number of shares of Harvest Preferred Stock into which such shares of Sports Preferred Stock have been converted.

     4.03 Appraisal Rights. Notwithstanding anything to the contrary contained in this Agreement, Dissenting Shares shall not be canceled or converted into Harvest Common Stock unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost his right to seek payment of the fair value of his shares under applicable law. If any such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, such holder's Dissenting Shares shall thereupon be deemed to have been exchanged into, at the Effective Date, Harvest Common Stock, as set forth in this Article. Any payments made in respect of Dissenting Shares shall be made by Sports.

                                   ARTICLE V.
                     SPORTS' REPRESENTATIONS AND WARRANTIES

     5.01. Sports' Representations and Warranties. Sports makes the following representations and warranties to Harvest and to Kootenay and Surf City as a




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


material inducement for Harvest to enter into this Agreement and for Kootenay and Surf City to enter into the Kootenay/Harvest Share Exchange Agreement subject only to such disclaimers as disclosures and exceptions as are expressly set forth in the attachments hereto. These representations and warranties are limited to the best actual knowledge of Sports Directors and officers. Further, immaterial breaches of these representations and warranties are specifically agreed to not comprise actionable breaches.

          5.01.1 Capitalization.

               5.01.1.1 Authorized Stock. The authorized capital stock of Sports consists of ______ shares of Sports Common Stock, $___ par value per share.

               5.01.1.2. Issued Common Stock. There are _______ shares of Sports Common Stock issued and outstanding, all of which are owned beneficially and of record by the listed shareholders. All such issued and outstanding shares of Sports Common Stock are duly authorized, validly issued, fully paid and non-assessable, were not issued in violation of the terms of any contract, agreement or commitment binding upon Sports or any preemptive rights or rights of first refusal, and were issued in compliance with all of its charter documents and applicable law.

               5.01.1.3 Issued Preferred Stock. There are no shares of Sports Preferred Stock issued and outstanding other than the Peterson Note, which has the following conversion rights: _______________________________.

          5.01.2 Organization, Standing and Power. Sports is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business where the failure to be so qualified would materially and adversely affect its condition, properties, assets or operations. Sports has all requisite corporate power and authority to enter into and perform and consummate the transactions contemplated by this Agreement. The copies of the charter documents of Sports and all amendments thereto and of its bylaws as amended to date which have heretofore been furnished or delivered to the Harvest are correct and complete.

          5.01.3 Subsidiaries. Sports has no subsidiaries.

          5.01.4 Title to Assets. Sports has good, valid and indefeasible title to its assets, free and clear of all security interests, mortgages, liens, encumbrances, title retention or security agreements, claims, restrictions, leases, options, rights of first offer or first refusal, confidentiality or secrecy agreements, non-competition agreements, defects of title or other encumbrances or rights of others. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will not constitute a violation of, nor be in conflict with, nor constitute a default, under any terms or provisions of any contract, lease, mortgage, indenture, or any other document whatsoever to which Sports may be a party or to which Sports may be bound on each Closing Date.



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




          5.01.5 Other Relationships. No affiliate, director, officer, principal executive, or employee of or consultant to Sports owns, directly or indirectly, in whole or in part, any property, asset or right, tangible or intangible relating to or affecting Sports.

          5.01.6 Other Transactions Etc. No affiliate, director, officer, principal executive or employee of Sports, has, directly or indirectly, engaged in any transaction with Sports outside of the ordinary course of business.

          5.01.7 Undisclosed Liabilities. Sports has no debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due, including, but not limited to, liabilities or obligations on account of known fraud by any merchant customer, taxes, other governmental charges, duties, penalties, interest, fines, vacation pay, workmen's compensation claims, or pension plan obligations and there is no known basis for the assertion against Sports.

          5.01.8 Absence of Certain Changes or Events. The business of Sports has been operated only in the usual and ordinary course of business and there has not been any occurrence, event or condition outside of the ordinary course of business.

          5.01.9 Condition of Assets. The assets of Sports are in good operating condition for the purposes of conducting the business of Sports on the Effective Date as such business has been or is being conducted. Sports has good and marketable title to all of the Assets subject to no mortgage, pledge, lien, conditional sales agreement, encumbrance, security interest, encumbrance, or charge of any nature whatsoever, except as herein provided.

          5.01.10 No Violation of Law. Neither Sports, nor any of its assets or property of Sports or the ownership, leasing, occupancy or operation thereof, is in violation of any applicable law, code, rule, regulation, ordinance, license or permit, including, but not limited to, those related to building, zoning, environmental matters or employee health and safety, and no notice from any governmental body or other person has been served upon Sports occupied or operated by Sports claiming any such violation.

          5.01.11 Contracts. All of Sports' contracts, agreements, customer and supplier purchase order and other commitments are legal, valid and binding and in full force and effect, and there are no defaults thereunder. None of the rights of Sports thereunder will be impaired by the consummation of the transactions contemplated by this Agreement, and all of the rights of Sports thereunder will be enforceable by Harvest after the Merger without the consent or agreement of any other party except for the agreements specifically listed in attachments hereto which contracts require consent to assignment. Copies of the all such contracts have heretofore been delivered to Harvest by Sports and are true and complete and include all amendments and supplements thereto and modifications thereof.

          5.01.12 Permits, Licenses, Consents, Etc. Sports has all governmental leases, licenses, permits, consents, approvals, authorizations, qualifications and orders necessary to conduct its business and to operate its properties and assets, and such leases, licenses, permits, consents, approvals, authorizations, qualifications and orders are in full force and effect. No notification to or approval of any governmental agency is required for all governmental leases, licenses, permits, consents, approvals, authorizations, qualifications and orders to remain in full force and effect after the closing. No violations exist or have been recorded in respect of any governmental lease, license, permit, consent, approval, authorization, qualification or order of Sports. No proceeding is pending or, to the best of Sports' knowledge, threatened looking toward the revocation or limitation of any such governmental lease, license, permit, consent, approval, authorization, qualification or order and there is no basis or grounds for any such revocation or limitation. Sports has complied in all material respects with all present and, to the best of Sports' knowledge, enacted but not yet effective, federal, state and local laws, rules, regulations, ordinances, codes, orders, licenses and permits relating to any of its properties or applicable to its business.

          5.01.13 Absence of Defaults. Sports is not nor is it alleged to be, in default under, or in breach of any term or provision of, any contract, agreement, lease, license, commitment, instrument or fiduciary or other obligation. No other party to any contract, agreement, lease, license, commitment, instrument or fiduciary or other obligation to which Sports is party is in default thereunder or in breach of any term or provision thereof. There exists no condition or event which, after notice or lapse of time or both, would constitute a default by any party to any such contract, agreement, lease, license, commitment, instrument or fiduciary or other obligation.

          5.01.14 Litigation. There is (i) no suit, action or claim, (ii)_no investigation or inquiry by any administrative agency or governmental body, and
(iii) no legal, administrative or arbitration proceeding pending or, to the best of Sports' knowledge, threatened against Sports or any of the properties, assets, business or prospects of Sports or to which Sports is or might become a party, and to the best of Sports' knowledge, there is no basis or grounds for any such suit, action, claim, investigation, inquiry or proceeding, including but not limited to, labor, equal employment opportunity, safety and health, environmental and antitrust laws. There is no outstanding order, writ, injunction or decree of any court, administrative agency or governmental body or arbitration tribunal against or affecting or relating to Sports.

          5.01.15 No Breach or Violation of Law. The execution and delivery of this Agreement by Sports and the consummation of the transactions contemplated hereby will not (i) conflict with, or result in the breach of any of the terms or conditions of, or constitute a default under, or result in the acceleration of any obligation under, or require any consent, approval or notice under, the charter documents or the bylaws or any resolution of Sports or any contract, agreement, commitment, indenture, mortgage, deed of trust, lease, pledge agreement, note, bond, license or other instrument or obligation to which Sports is now a party or by which Sports or any of the properties or assets of Sports may be bound or affected, or (ii) violate any law, or any rule or regulation of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency or governmental body.

          5.01.16 Validity and Authorization. This Agreement has been duly authorized by all necessary corporate and shareholder action and duly and validly executed and delivered by Sports and is legally binding on Sports in accordance with its terms.

          5.01.17 Completeness; No Misrepresentations. The copies of all instruments, agreements, and written information, including without limitation the Schedules hereto, delivered pursuant to this Agreement or otherwise furnished or made available to Harvest by Sports, or any representatives of either of them are complete and correct as of the date hereof. The representations and warranties made by Sports or the Shareholder in this Agreement or in any Schedule or other document furnished in connection with this Agreement do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading. The fact that Harvest and its representatives have conducted an investigation of Sports prior to the execution of this Agreement shall not affect the representations and warranties contained in this Article or the extent of the obligations or liabilities of Sports in the event of a breach of any such representation or warranty.

          5.01.18 Tax Matters. Sports has duly and timely filed all returns with respect to any taxes required to be filed by it or for which it may be held responsible, and has paid, or will pay on a timely basis, all taxes shown to be due and payable on such returns, all deficiencies and assessments of taxes, notice of which has been received by it, and all other taxes payable by it. Sports is not aware of any basis upon which any assessment for a material amount of additional taxes could be made.

          5.01.20 Financial Statements. It is understood that Sports' financial statements are not audited unless indicated as such on the delivered financial documents. The year-end financial statements and interim financial statements delivered by Sports to the Purchaser have been prepared in accordance with generally accepted accounting principles and present fairly the financial position of Sports as of December 31, 1998, and as of February 28, 1998, respectively, and the statement of income presents fairly the results of operations and changes in financial position of Sports for the periods ended December 31, 1998, and February 28, 1998, respectively, and sales reports for the period commencing January 1, 1998, through the calendar month immediately proceeding the date of submittal of the same, all in conformity with generally accepted accounting principles applied on a basis consistent with that of prior periods, except that the interim financial statements are not audited and do not contain footnotes and are subject to audit adjustments. Other than as disclosed in the Financial Statements, or elsewhere herein, as supplemented, as of the Closing Date, Sports has no outstanding liabilities as of the closing Date and Sports has no knowledge of any threatened claims, actions or investigations which would result in the incurrence of any additional liabilities by Sports which will result in Harvest being liable to any third party due to Buyer's purchase of the Transferred Assets. Sports has no indebtedness, liability or obligation or any character whatsoever, whether or not accrued, whether known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, contingent or otherwise, including without limitation liabilities for taxes, other governmental charges or pending lawsuits, other than (i) liabilities reflected in the Financial Statements or Interim Financial Statements, or elsewhere herein, or (ii) liabilities since the date of the Interim Financial Statements as disclosed in writing to Harvest.

          5.01.21 Full Disclosure. Sports has disclosed to Harvest all material facts relating to Sports and its operations and has not omitted to disclose to Harvest any material fact relating to Sports, or its operations necessary to make the statements made herein not misleading.

     5.02. Survival of Representations, Warranties, Covenants and Indemnification. All covenants, agreements, representations and warranties of Sports under this Agreement shall survive indefinitely and shall be deemed material and relied upon by the other parties, regardless of any investigation made by or on behalf of the other parties.

     5.03. Disclosures. All of Sports' warranties and representations herein are modified to the extent needed to take into account Sports' disclosures set forth or identified in the attachment hereto entitled Sports Disclosures.

                                   ARTICLE VI.
                                SPORTS' COVENANTS

     6.01. Continuation of Business. Sports covenants and agrees with Harvest, Kootenay, and Surf City as follows: between the date hereof and the Effective Date,(i) unless otherwise consented to in writing by Harvest, it shall conduct its affairs solely in the ordinary course of business consistent with past practice and shall not materially change its policies and practices; (ii) shall not issue or caused to be issued by Sports any capital stock or security convertible into capital stock, except pursuant to outstanding warrants, convertible preferred stock, stock options and convertible debentures, or grant any options or rights to acquire capital stock, or otherwise alter Sports' capital structure; (iii) shall not repurchase any of its securities or pay any dividend or make any distribution with respect to its securities other than normal cash dividends; (iv) shall not enter into any contract or arrangement other than in the ordinary course of business; and (v) shall not amend its charter documents or bylaws

     6.02. No Solicitation. Unless and until the Effective Date occurs, Sports shall not (i) solicit any offer to acquire all or any part of Sports' business, assets or other properties or capital stock, whether by merger, purchase of assets, tender offer or otherwise or (ii) except as required by law, disclose, directly or indirectly, any information not customarily disclosed to any person or entity concerning Sports' business or properties, afford to any other person or entity access to Sports' properties, books or records or otherwise assist or encourage any person or entity in connection with any of the foregoing.

                                  ARTICLE VII.
                    HARVEST'S REPRESENTATIONS AND WARRANTIES

     7.01. Harvest's Representations and Warranties. Harvest makes the following representations and warranties to Sports as a material inducement for Sports to enter into this Agreement subject only to such disclaimers as disclosures and exceptions as are expressly set forth in the attachments hereto. These representations and warranties are limited to the best actual knowledge of Harvest Directors and officers. Further, immaterial breaches of these representations and warranties are specifically agreed to not comprise actionable breaches.

          7.01.1 Capitalization.

               7.01.1.1 Authorized Stock. The authorized capital stock of Harvest consists of 20,000,000 shares of Harvest Common Stock, $0.01 par value per share, 3,00,00 Series A, Preferred Stock, and 1,000 shares of Harvest Seris B Preferred Stock, $1.00 par value per share.

               7.01.1.2. Issued Common Stock. There are 2,699,030 shares of Harvest Common Stock issued and outstanding, all of which are owned beneficially and of record by the listed shareholders. All such issued and outstanding shares of Harvest Common Stock are duly authorized, validly issued, fully paid and non-assessable, were not issued in violation of the terms of any contract, agreement or commitment binding upon Harvest or any preemptive rights or rights of first refusal, and were issued in compliance with all of its charter documents and applicable law.

               7.01.1.3 Issued Preferred Stock. There are 515,000 shares of Harvest Series A Preferred Stock and 150 shares of Harvest Series B Preferred Stock issued and outstanding, all of which are owned beneficially and of record by the listed shareholders. All such issued and outstanding shares of Harvest Preferred Stock are duly authorized, validly issued, fully paid and non-assessable, were not issued in violation of the terms of any contract, agreement or commitment binding upon Harvest or any preemptive rights or rights of first refusal, and were issued in compliance with all of its charter documents and applicable law.

          7.01.2 Organization, Standing and Power. Harvest is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is qualified to do business where the failure to be so qualified would materially and adversely affect its condition, properties, assets or operations.

Harvest has all requisite corporate power and authority to enter into and perform and consummate the transactions contemplated by this Agreement. The copies of the charter documents of Harvest and all amendments thereto and of its bylaws as amended to date which have heretofore been furnished or delivered to the Sports are correct and complete.

          7.01.3 Subsidiaries. Harvest has no subsidiaries.

          7.01.4 Title to Assets. Harvest has good, valid and indefeasible title to its assets, free and clear of all security interests, mortgages, liens, encumbrances, title retention or security agreements, claims, restrictions, leases, options, rights of first offer or first refusal, confidentiality or secrecy agreements, non-competition agreements, defects of title or other encumbrances or rights of others. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will not constitute a violation of, nor be in conflict with, nor constitute a default, under any terms or provisions of any contract, lease, mortgage, indenture, or any other document whatsoever to which Harvest may be a party or to which Harvest may be bound on each Closing Date.

          7.01.5 Other Relationships. No affiliate, director, officer, principal executive, or employee of or consultant to Harvest owns, directly or indirectly, in whole or in part, any property, asset or right, tangible or intangible relating to or affecting Harvest.

          7.01.6 Other Transactions Etc. No affiliate, director, officer, principal executive or employee of Harvest, has, directly or indirectly, engaged in any transaction with Harvest outside of the ordinary course of business.

          7.01.7 Undisclosed Liabilities. Harvest has no debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due, including, but not limited to, liabilities or obligations on account of known fraud by any merchant customer, taxes, other governmental charges, duties, penalties, interest, fines, vacation pay, workmen's compensation claims, or pension plan obligations and there is no known basis for the assertion against Harvest.

          7.01.8 Absence of Certain Changes or Events. The business of Harvest has been operated only in the usual and ordinary course of business and there has not been any occurrence, event or condition outside of the ordinary course of business.

          7.01.9 Condition of Assets. The assets of Harvest are in good operating condition for the purposes of conducting the business of Harvest on the Effective Date as such business has been or is being conducted. Harvest has good and marketable title to all of the Assets subject to no mortgage, pledge, lien, conditional sales agreement, encumbrance, security interest, encumbrance, or charge of any nature whatsoever, except as herein provided.

          7.01.10 No Violation of Law. Neither Harvest, nor any of its assets or property of Harvest or the ownership, leasing, occupancy or operation thereof, is in violation of any applicable law, code, rule, regulation, ordinance, license or permit, including, but not limited to, those related to building, zoning, environmental matters or employee health and safety, and no notice from any governmental body or other person has been served upon Harvest occupied or operated by Harvest claiming any such violation.

          7.01.11 Contracts. All of Harvest' contracts, agreements, customer and supplier purchase order and other commitments are legal, valid and binding and in full force and effect, and there are no defaults thereunder. None of the rights of Harvest thereunder will be impaired by the consummation of the transactions contemplated by this Agreement, and all of the rights of Harvest thereunder will be enforceable by Sports after the Merger without the consent or agreement of any other party except for the agreements specifically listed in attachments hereto which contracts require consent to assignment. Copies of the all such contracts have heretofore been delivered to Sports by Harvest and are true and complete and include all amendments and supplements thereto and modifications thereof.

          7.01.12 Permits, Licenses, Consents, Etc. Harvest has all governmental leases, licenses, permits, consents, approvals, authorizations, qualifications and orders necessary to conduct its business and to operate its properties and assets, and such leases, licenses, permits, consents, approvals, authorizations, qualifications and orders are in full force and effect. No notification to or approval of any governmental agency is required for all governmental leases, licenses, permits, consents, approvals, authorizations, qualifications and orders to remain in full force and effect after the closing. No violations exist or have been recorded in respect of any governmental lease, license, permit, consent, approval, authorization, qualification or order of Harvest. No proceeding is pending or, to the best of Harvest' knowledge, threatened looking toward the revocation or limitation of any such governmental lease, license, permit, consent, approval, authorization, qualification or order and there is no basis or grounds for any such revocation or limitation. Harvest has complied in all material respects with all present and, to the best of Harvest' knowledge, enacted but not yet effective, federal, state and local laws, rules, regulations, ordinances, codes, orders, licenses and permits relating to any of its properties or applicable to its business.

          7.01.13 Absence of Defaults. Harvest is not nor is it alleged to be, in default under, or in breach of any term or provision of, any contract, agreement, lease, license, commitment, instrument or fiduciary or other obligation. No other party to any contract, agreement, lease, license, commitment, instrument or fiduciary or other obligation to which Harvest is party is in default thereunder or in breach of any term or provision thereof. There exists no condition or event which, after notice or lapse of time or both, would constitute a default by any party to any such contract, agreement, lease, license, commitment, instrument or fiduciary or other obligation.

          7.01.14 Litigation. There is (i) no suit, action or claim, (ii)_no investigation or inquiry by any administrative agency or governmental body, and
(iii) no legal, administrative or arbitration proceeding pending or, to the best of Harvest' knowledge, threatened against Harvest or any of the properties, assets, business or prospects of Harvest or to which Harvest is or might become a party, and to the best of Harvest' knowledge, there is no basis or grounds for any such suit, action, claim, investigation, inquiry or proceeding, including but not limited to, labor, equal employment opportunity, safety and health, environmental and antitrust laws. There is no outstanding order, writ, injunction or decree of any court, administrative agency or governmental body or arbitration tribunal against or affecting or relating to Harvest.

          7.01.15 No Breach or Violation of Law. The execution and delivery of this Agreement by Harvest and the consummation of the transactions contemplated hereby will not (i) conflict with, or result in the breach of any of the terms or conditions of, or constitute a default under, or result in the acceleration of any obligation under, or require any consent, approval or notice under, the charter documents or the bylaws or any resolution of Harvest or any contract, agreement, commitment, indenture, mortgage, deed of trust, lease, pledge agreement, note, bond, license or other instrument or obligation to which Harvest is now a party or by which Harvest or any of the properties or assets of Harvest may be bound or affected, or (ii) violate any law, or any rule or regulation of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency or governmental body.

          7.01.16 Validity and Authorization. This Agreement has been duly authorized by all necessary corporate and shareholder action and duly and validly executed and delivered by Harvest and is legally binding on Harvest in accordance with its terms.

          7.01.17 Completeness; No Misrepresentations. The copies of all instruments, agreements, and written information, including without limitation the Schedules hereto, delivered pursuant to this Agreement or otherwise furnished or made available to Sports by Harvest, or any representatives of either of them are complete and correct as of the date hereof. The representations and warranties made by Harvest or the Shareholder in this Agreement or in any Schedule or other document furnished in connection with this Agreement do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading. The fact that Sports and its representatives have conducted an investigation of Harvest prior to the execution of this Agreement shall not affect the representations and warranties contained in this Article VI or the extent of the obligations or liabilities of Harvest in the event of a breach of any such representation or warranty.

          7.01.18 Tax Matters. Harvest has duly and timely filed all returns with respect to any taxes required to be filed by it or for which it may be held responsible, and has paid, or will pay on a timely basis, all taxes shown to be due and payable on such returns, all deficiencies and assessments of taxes, notice of which has been received by it, and all other taxes payable by it. Harvest is not aware of any basis upon which any assessment for a material amount of additional taxes could be made.

          7.01.20 Financial Statements. It is understood that Harvest' financial statements are not audited unless indicated as such on the delivered financial documents. The year-end financial statements and interim financial statements delivered by Harvest to the Purchaser have been prepared in accordance with generally accepted accounting principles and present fairly the financial position of Harvest as of December 31, 1998, and as of February 28, 1998, respectively, and the statement of income presents fairly the results of operations and changes in financial position of Harvest for the periods ended December 31, 1998, and February 28, 1998, respectively, and sales reports for the period commencing January 1, 1998, through the calendar month immediately proceeding the date of submittal of the same, all in conformity with generally accepted accounting principles applied on a basis consistent with that of prior periods, except that the interim financial statements are not audited and do not contain footnotes and are subject to audit adjustments. Other than as disclosed in the Financial Statements, or elsewhere herein, as supplemented, as of the Closing Date, Harvest has no outstanding liabilities as of the closing Date and Harvest has no knowledge of any threatened claims, actions or investigations which would result in the incurrence of any additional liabilities by Harvest which will result in Sports being liable to any third party due to Buyer's purchase of the Transferred Assets. Harvest has no indebtedness, liability or obligation or any character whatsoever, whether or not accrued, whether known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, contingent or otherwise, including without limitation liabilities for taxes, other governmental charges or pending lawsuits, other than (i) liabilities reflected in the Financial Statements or Interim Financial Statements, or elsewhere herein, or (ii) liabilities since the date of the Interim Financial Statements as disclosed in writing to Sports.

          7.01.21 Full Disclosure. Harvest has disclosed to Sports all material facts relating to Harvest and its operations and has not omitted to disclose to Sports any material fact relating to Harvest, or its operations necessary to make the statements made herein not misleading.

          7.01.22 Financing. Harvest has been negotiating for debt/equity financing which is in process and is anticipated to close by the end of March 1998.

     7.02. Survival of Representations, Warranties, Covenants and Indemnification. All covenants, agreements, representations and warranties of Harvest under this Agreement shall survive indefinitely and shall be deemed material and relied upon by the other parties, regardless of any investigation made by or on behalf of the other parties.

     7.03. Disclosures. All of Harvest' warranties and representations herein are modified to the extent needed to take into account Harvest' disclosures set forth or identified in the attachment hereto entitled Harvest Disclosures.

                                  ARTICLE VIII.
                               HARVEST'S COVENANTS

     8.01. Continuation of Business. Harvest covenants and agrees as follows: between the date hereof and the Effective Date,(i) unless otherwise consented to in writing by Sports, it shall conduct its affairs solely in the ordinary course of business consistent with past practice and shall not materially change its policies and practices; (ii) shall not issue or caused to be issued by Harvest any capital stock or security convertible into capital stock, except pursuant to outstanding warrants, convertible preferred stock, stock options and convertible debentures, or grant any options or rights to acquire capital stock, or otherwise alter Harvest's capital structure; (iii) shall not repurchase any of its securities or pay any dividend or make any distribution with respect to its securities other than normal cash dividends; (iv) shall not enter into any contract or arrangement other than in the ordinary course of business; and (v) shall not amend its charter documents or bylaws

     8.02. No Solicitation. Unless and until the Effective Date occurs, Harvest shall not (i) solicit any offer to acquire all or any part of Harvest's business, assets or other properties or capital stock, whether by merger, purchase of assets, tender offer or otherwise or (ii) except as required by law, disclose, directly or indirectly, any information not customarily disclosed to any person or entity concerning Harvest's business or properties, afford to any other person or entity access to Harvest's properties, books or records or otherwise assist or encourage any person or entity in connection with any of the foregoing.

                                   ARTICLE IX.
                       CONDITIONS TO THE EXCHANGE OF STOCK

     9.01. Conditions Precedent to Performance by Harvest. The obligations of Harvest under this Agreement are subject to the satisfaction of the following conditions (any or all of which may be waived by Harvest in its sole discretion to the extent permitted by law):

          9.01.1 Board and Stockholder Approval. The Merger shall have been effectively adopted and approved at or prior to the Effective Date by the Board of Directors and stockholders of Sports in accordance with applicable law.

          9.01.2 Representations True Representations and Covenants Performed. The representations and warranties of Sports set forth herein shall be true and correct in all material respects immediately prior to the Effective Date with the same effect as if made at that time. Sports shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Date. The President of Sports shall have delivered to Harvest a certificate to such effect.




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



          9.01.3 No Litigation Affecting Merger. No judgment, decree, order or ruling of any court or regulatory or governmental authority shall have been issued or entered against Sports which would be violated by the completion of the Merger, and no person or entity which is not a party to this Agreement shall have commenced any litigation against Sports seeking to restrain or prohibit, or to obtain substantial damages in connection with, this Agreement or the transactions contemplated hereby.

          9.01.4 Securities Laws. All approvals, consents, permits, licenses or qualifications from authorities administering the securities or "blue-sky" laws of any state having jurisdiction required for the consummation of the Merger shall have been obtained and shall be effective.

          9.01.5 Regulatory Compliance, Approvals and Consents. Sports shall have complied with all legal provisions applicable to the Merger, and all approvals required under any legal provision to carry out the Merger, and all consents required to be obtained in connection with the Merger in order to avoid a default under any contract, agreement, commitment, lease, mortgage, instrument or other document to or by which any of Sports is a party or may be bound, shall have been obtained on terms reasonably satisfactory to Harvest.

          9.01.6 Filings. A duly certified, executed and acknowledged copy of articles of merger with respect to the Merger shall have been filed with the appropriate Secretary in accordance with applicable law and a duly certified, executed and acknowledged copy of this Agreement, or a certificate of merger with respect thereto, shall have been filed with the appropriate Secretary in accordance with applicable law.

     9.02. Conditions Precedent to Performance by Sports. The obligations of Sports under this Agreement are subject to the satisfaction of the following conditions (any or all of which may be waived by Sports in their sole discretion to the extent permitted by law):

          9.02.1 Board and Stockholder Approval. The Merger shall have been effectively adopted and approved at or prior to the Effective Date by the Board of Directors of Harvest and stockholders of Harvest in accordance with applicable law and Harvest shall have delivered such certificate and evidence of the same as reasonably requested by Sports.

          9.02.2 Representations True and Covenants Performed. The representations and warranties of Harvest set forth herein shall be true and correct in all material respects immediately prior to the Effective Date with the same effect as if made at that time. Harvest shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Date. The
President of Harvest shall have delivered to Sports a certificate to such effect.




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



          9.02.3 No Litigation Affecting Merger. No judgment, decree, order or ruling of any court or regulatory or governmental authority shall have been issued or entered against Harvest which would be violated by the completion of the Merger, and no person or entity which is not a party to this Agreement shall have commenced any litigation against Harvest seeking to restrain or prohibit, or to obtain substantial damages in connection with, this Agreement or the transactions contemplated hereby.

          9.02.4 Securities Laws. All approvals, consents, permits, licenses or qualifications from authorities administering the securities or "blue-sky" laws of any state having jurisdiction required for the consummation of the Merger shall have been obtained and shall be effective.

          9.02.5 Regulatory Compliance, Approvals and Consents. Sports shall have complied with all legal provisions applicable to the Merger, and all approvals required under any Legal Provisions to carry out the Merger, and all consents required to be obtained in connection with the Merger in order to avoid a default under any contract, agreement, commitment, lease, mortgage, instrument or other document to or by which Harvest is a party or may be bound, shall have been obtained on terms reasonably satisfactory to Sports.

          9.02.6 Filings. A duly certified, executed and acknowledged copy of this Agreement, or a certificate of merger with respect thereto, shall have been filed with the appropriate state Secretary in accordance with applicable law and a duly certified, executed and acknowledged copy of articles of merger with respect to the Merger shall have been filed with the appropriate Secretary in accordance with applicable law.

                                   ARTICLE X.
                                     NOTICES

     10.01 Notices. All notices, requests, demands and other communications required or permitted to be given hereunder or with respect hereto shall be in writing, and may be given by (a) personal service, (b) first-class United States mail postage prepaid, (c) overnight delivery service, charges prepaid or (d) telecopy or other means of electronic transmission, if confirmed promptly by any of the methods specified in clauses (a) (c) of this sentence, and will be deemed to have been duly given or made when delivered personally, when mailed first-class, postage prepaid, registered or certified mail when delivered to the telegraph company, charges prepaid or when sent by electronic transmission, to the respective parties, as follows:

                           If to Harvest:

                           Harvest Restaurant Group, Inc.
                           1250 N.E. Loop 410, Suite 335
                           San Antonio, Texas  78209



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



                           Attention:  William J. Gallagher

                           If to Sports:

                           Sports Group International, Inc.
                           P.O. Box 13285
                           LaJolla, California  92039

     10.02 Change of Address. Any of the parties hereto may change the address to which such communications are to be directed to it or him by giving written notice to the other parties in the manner provided in Section_10.01

                                   ARTICLE XI.
                                     GENERAL

     11.01 Governing Law. This Agreement and the performance of the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of Texas, notwithstanding any contrary application of conflicts of laws principles.

     11.02 Press Releases. The parties hereto agree to use their best efforts to coordinate the preparation of and making of any public announcements of the transactions contemplated by this Agreement. No such release or public announcement pertaining to the transactions contemplated by this Agreement may be made by either party without the prior consent of the other party, unless such release or announcement is required by law.

     11.03 Entire Agreement. This Agreement and the Schedules hereto and the agreements, documents and instruments referred to herein, set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof, whether oral or written. The parties hereto have not relied upon any promises, representations, warranties, agreements, covenants or undertakings, other than those expressly set forth or referred to herein.

     11.04 Successors. All of the terms, covenants, representations, warranties and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective successors, heirs, and other legal representatives, but this Agreement and the rights and obligations hereunder shall not be assigned, except that Harvest may assign or transfer any of its rights and obligations hereunder to any of its affiliates without Sports' or the Shareholder's consent.

     11.05 Modification. No amendment, modification or attempt to supersede or cancel any of the terms, covenants, representations, warranties or conditions hereof shall be effective unless such amendment, modification or direction to supersede or cancel such term, covenant, representation, warranty or condition is in writing executed by Harvest, Sports, or, in the case of a waiver, by or on behalf of the party waiving compliance. No waiver by any party of any condition, or of any breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

     11.06 Counterparts. This Agreement and any amendment or modification hereof may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     11.07 Signatures by Facsimile. Any facsimile signature of any party hereto shall constitute a legal, valid and binding execution hereof by such party.

     11.08 Arbitration. In the event of a dispute between the parties arising under this Agreement, the parties shall submit to binding arbitration before a single arbitrator in a neutral city, under the Commercial Arbitration Rules of the American Arbitration Association. The decision of the arbitrator shall be final and binding with respect to the dispute subject to arbitration and shall be enforceable in any court of competent jurisdiction. Each party shall bear its own expenses and costs incurred in such arbitration. Nothing in this paragraph shall derogate from the rights of the parties to seek preliminary injunctive relief to preserve the status quo.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Merger as of the date first above written.

HARVEST RESTAURANT GROUP, INC.                SPORTS GROUP INTERNATIONAL, INC.


-------------------------                     ----------------------------------
By:  William J. Gallagher                     By:
Title: Chairman & Chief Executive Officer     Title:  President










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